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                                OAKLEY, INC.

                     FIFTH AMENDMENT AND LIMITED WAIVER
                  TO AMENDED AND RESTATED CREDIT AGREEMENT


   This FIFTH AMENDMENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of March __, 1997 and entered into by and among OAKLEY, INC., a Washington corporation ("COMPANY"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS") and WELLS FARGO BANK, NATIONAL ASSOCIATION ("WELLS FARGO"), as agent for Lenders (in such capacity, "AGENT"), and is made with reference to that certain Amended and Restated Credit Agreement dated as of August 15, 1995, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of November 22, 1995, by and among Company, Lenders and Agent, the Second Amendment to Amended and Restated Credit Agreement, dated as of October 10, 1996, by and among Company, Lenders and Agent, the Third Amendment to Amended and Restated Credit Agreement, dated as of November 25, 1996, by and among Company, Lenders and Agent, and the Fourth Amendment to Amended and Restated Credit Agreement, dated as of January 29, 1997 (as amended, the "CREDIT AGREEMENT"), by and among Company, Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                   RECITALS


   Company has requested that Requisite Lenders amend subsections 7.1 and 7.2A of the Credit Agreement to permit Company to incur Indebtedness (the "BRIDGE LOAN") under that certain Bridge Loan Agreement attached hereto as Exhibit A, and to permit Company to incur Indebtedness (the "REAL ESTATE LOAN") as described in the letter from the Company addressed to Mike Sullivan, dated March 11, 1997 attached hereto as Exhibit B, each of which is or will be incurred in connection with the financing of the Company's new corporate headquarters.

   Company has requested that Requisite Lenders waive the provisions of subsections 7.1 and 8.3 to the extent necessary such that any incurrence of any Indebtedness prior to the date hereof under the Bridge Loan does not constitute a breach or an Event of Default under the Credit Agreement.

   NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

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                 SECTION MODIFICATIONS TO THE CREDIT AGREEMENT

1.1     AMENDMENT TO SUBSECTION 7.1: INDEBTEDNESS.

                Subsection 7.1 of the Credit Agreement is hereby amended by deleting the word "and" appearing after clause (vii). Subsection 7.1 of the Credit Agreement is amended further by deleting the period (.) appearing at the end of clause (viii) and substituting the following therefor:

                ";

                (ix) Company may become and remain liable with respect to Indebtedness incurred to finance the new corporate headquarters of the Company pursuant to that certain Bridge Loan Agreement (the "BRIDGE LOAN") in an aggregate principal amount not exceeding $25,000,000; provided, that all the proceeds of such Bridge Loan shall first be applied to prepay all or a portion of the Company's outstanding Loans hereunder; provided further, that such Bridge Loan shall mature upon the earlier of (a) 120 days after initial funding or (b) repayment of any and all amounts outstanding under the Bridge Loan with proceeds of the Real Estate Loan permitted under subsection 7.1(x) hereof; and

                (x) Company may become and remain liable with respect to Indebtedness secured by the new corporate headquarters of the Company pursuant to that certain real estate facility described in the letter from the Company addressed to Mike Sullivan, dated March 11, 1997 (the "REAL ESTATE LOAN"), in an aggregate principal amount not exceeding $25,000,000; provided, that the proceeds of such Real Estate Loan shall first be applied to repay any and all amounts outstanding under the Bridge Loan."

1.2     AMENDMENT TO SUBSECTION 7.2A: LIENS AND RELATED MATTERS.

                Subsection 7.2A of the Credit Agreement is hereby amended by deleting the word "and" appearing after clause (vii). Subsection 7.2 of the Credit Agreement is amended further by deleting the period (.) appearing at the end of clause (viii) and substituting the following therefor:

                "; and

                (ix) Liens arising pursuant to the Real Estate Loan permitted under subsection 7.1(x); provided, that any such Liens attach only to the real property, improvements and fixtures attached to such improvements which comprise the Company's new corporate headquarters."

1.3 LIMITED WAIVER OF SUBSECTIONS 7.1 AND 8.3; BREACH OF CERTAIN COVENANTS. To the extent Company has incurred Indebtedness under the Bridge Loan prior to the date hereof, Requisite Lenders hereby waive the provisions of subsections
7.1 and 8.3

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of the Credit Agreement to the extent necessary such that the incurrance of such Indebtedness does not constitute a breach of subsection 7.1 or an Event of Default under subsection 8.3; provided that nothing in this subsection 1.3 shall be deemed to amend or waive subsections 7.1 (as modified by subsection
1.1 of this Amendment) or 8.3, or to amend or waive the application of subsections 7.1 or 8.3 of the Credit Agreement to the Company or its Subsidiaries after giving effect to the Bridge Loan other than to permit the Company to incur Indebtedness under the Bridge Loan.

                  SECTION     CONDITIONS TO EFFECTIVENESS

                Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIFTH AMENDMENT EFFECTIVE DATE"):

                A. Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) a counterpart of this Amendment executed by a duly authorized officer of Company and each Credit Support Party (defined below).

                B.  On or before the Fifth Amendment Effective Date,
Agent, on behalf of Lenders, shall have received a counterpart of this Amendment executed by a duly authorized officer of each of Requisite Lenders.

              SECTION     COMPANY'S REPRESENTATIONS AND WARRANTIES

                In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:
                A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment, the Bridge Loan and the Real Estate Loan, and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT"), the Bridge Loan and the Real Estate Loan.

                B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment, the Bridge Loan and the Real Estate Loan, and the performance of the Amended Agreement, the Bridge Loan and the Real Estate Loan have been duly authorized by all necessary corporate action on the part of Company.

                C. NO CONFLICT. The execution and delivery by Company of this Amendment, the Bridge Loan and the Real Estate Loan, and the performance by Company of the Amended Agreement, the Bridge Loan and the Real Estate Loan do not and will not (i) violate the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries, (ii) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries or any order, judgment or

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decree of any court or other agency of government binding on Company or any of its Subsidiaries, which violation could reasonably be expected to have a Material Adverse Effect, (iii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries in a manner that could reasonably be expected to have a Material Adverse Effect, (iv) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under (x) any of the Loan Documents in favor of Agent on behalf of Lenders or
(y) the Real Estate Loan as permitted under subsection 7.2A (ix) of the Amended Agreement), or (v) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

                D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                F. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment (other than the events or transactions contemplated under subsection 1.3 hereof) that would constitute an Event of Default or a Potential Event of Default.

                  SECTION     ACKNOWLEDGEMENT AND CONSENT

                Repeat Incorporated, an Arizona corporation ("REPEAT"), and Barter Optical, Inc., a Washington corporation ("BARTER"), are parties to the Guaranty, pursuant to which Repeat and Barter have guarantied the Obligations of Company under the Credit Agreement. Repeat and Barter are collectively referred to herein as the "CREDIT SUPPORT PARTIES".

                Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that the Guaranty will continue to guaranty to the fullest extent possible the payment and performance of all "Guarantied Obligations" (as such term is defined in the Guaranty), including without limitation the payment and performance of all such "Guarantied Obligations", in respect of the Obligations of

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Company now or hereafter existing under or in respect of the Amended
Agreement and the Notes defined therein.

                Each Credit Support Party acknowledges and agrees that the Guaranty shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Guaranty to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

                         SECTION     MISCELLANEOUS

                A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                (i) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                (ii) Except as specifically amended or waived by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by

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Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of page intentionally left blank]

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                IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   OAKLEY, INC., as the Borrower

                                   By:
                                       -------------------------
                                   Title:
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                                   WELLS FARGO BANK, NATIONAL
                                   ASSOCIATION, Individually and as Agent

                                   By:
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                                   Title:
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                                   UNION BANK OF CALIFORNIA, N.A.,
                                   (formerly named Union Bank) as a Lender

                                   By:
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                                   Title:
                                          -------------------------

                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION, as a Lender

                                   By:
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                                   Title:
                                          -------------------------

ACKNOWLEDGMENT AND CONSENT

BARTER OPTICAL, INC., as a Credit Support Party

By:
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Title:
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REPEAT INCORPORATED, as a Credit Support Party


By:
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Title:
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